Exhibit 99.3

NOCOPI TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is based on the historical financial statements of Nocopi Technologies, Inc. (“Nocopi” or the “Company”) and Polymeric U.S., Inc. (“Polymeric” or the “Seller”) as of March 31, 2026 and for the three months ended March 31, 2026 and the year ended December 31, 2025, after giving effect to the acquisition (the “Acquisition”) of substantially all the assets of Polymeric by Nocopi pursuant to that certain Asset Purchase Agreement (the “Asset Purchase Agreement”) dated May 18, 2026 between and among the Company, Polymeric and Savara Capital, a Mauritius limited company and the sole shareholder of the Seller (the “Owner”). The Acquisition has been accounted for as an acquisition of Polymeric by the Company under applicable accounting principles.

Pursuant to the Asset Purchase Agreement, the aggregate consideration paid by Nocopi was $2,650,000 (the “Purchase Price”), which consisted of (a) $1,900,000 in cash (the “Cash Consideration”), subject to customary working capital adjustments and other reductions described below, (b) the assumption by Nocopi of certain specified liabilities of the Seller and (c) the issuance by the Company of 500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) to the Seller. At the closing of the Acquisition (the “Closing” and the date thereof, the “Closing Date”), Nocopi delivered to the Seller $1,750,000, which represented the Cash Consideration portion of the Purchase Price, less a holdback amount of $150,000 (the “Holdback Amount”).

The Holdback Amount is being retained by Nocopi with respect to the post-closing working capital adjustment and the indemnification obligations of the Seller and Owner under the Asset Purchase Agreement, and will be released to the Seller, in each case net of any working capital setoff, encumbered amounts and finally resolved indemnification claims, as follows: (a) up to $50,000 within five business days following the final determination of the post-closing working capital adjustment, (b) up to $50,000 on the 12-month anniversary of the Closing Date and (c) the remaining balance, if any, on the 18-month anniversary of the Closing Date.

The following unaudited pro forma condensed combined financial information has been derived by the application of pro forma adjustments to the historical financial statements of the Company and Polymeric. The unaudited pro forma condensed combined financial information gives effect to the Acquisition as if the Acquisition had occurred on January 1, 2025 with respect to the unaudited annual pro forma condensed combined statements of operations, and as of January 1, 2026 for the three months ended March 31, 2026 unaudited pro forma condensed combined statements of operations, and as of March 31, 2026 with respect to the unaudited pro forma condensed combined balance sheets.

The unaudited pro forma condensed combined financial information has been prepared by management and is based on Nocopi’s historical financial statements and the assumptions and adjustments described in the notes to the unaudited pro forma financial information below. The presentation of the unaudited pro forma condensed combined financial information has been prepared by Nocopi in accordance with Article 11 of Regulation S-X.

The final Purchase Price allocation is subject to the final determination of the fair values of acquired assets, assumed liabilities and consideration paid, therefore, the allocation and the resulting effect on the financial statements may differ materially from the unaudited pro forma amounts included herein.

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The unaudited pro forma condensed combined financial information reflects the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information. The pro forma transactions and adjustments (collectively, the “Transaction Accounting Adjustments”) are based on available information and on assumptions that the Company believes are reasonable under the circumstances to reflect, on a pro forma basis, the aggregate impact of the relevant transactions on the historical financial information of Nocopi. The Transaction Accounting Adjustments consist of those necessary to account for the Acquisition. The Transaction Accounting Adjustments are described in the notes to the unaudited pro forma condensed combined financial information.

In preparing the unaudited pro forma condensed combined financial information, the following historical information was used:

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We have derived the Company’s historical financial data as of March 31, 2026 and for the three months ended March 31, 2026 from its unaudited financial statements contained on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”) and for the year ended December 31, 2025 from its audited financial statements contained on Form 10-K as filed with the SEC; and

•	We have derived Polymeric’s historical financial statements as of March 31, 2026 and for the three months ended March 31, 2026 from its unaudited financial statements filed as Exhibit 99.2 to the Current Report on Form 8-K to which this pro forma financial information is filed as Exhibit 99.3 and for the year ended December 31, 2025 from Polymeric’s audited financial statements filed as Exhibit 99.1 to the Current Report on Form 8-K to which this pro forma financial information is filed as Exhibit 99.3.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not intended to reflect the results of operations or the financial position of the Company that would have resulted had the Acquisition been effective during the periods presented or the results that may be obtained by the Company in the future. The unaudited pro forma condensed combined financial information as of and for the periods presented does not reflect future events that may occur after the Acquisition, including, but not limited to, synergies or revenue enhancements arising from the Acquisition. Future results may vary significantly from the results reflected in the unaudited pro forma condensed combined financial information.

On May 18, 2026, the Company entered into Stock Purchase Agreements (the “Stock Purchase Agreements”), by and between the Company and various institutional investors (the “Investors”). The Stock Purchase Agreements provide for the private issuance (the “Private Placement”) to the Investors of an aggregate of 266,668 shares of Common Stock at a purchase price of $1.50 per share. To date, the Company received gross proceeds of $299,000 and recorded a subscription receivable of $101,000 in connection with this Private Placement. The adjustments related to this Private Placement are shown in a separate column as “Financing and Other Adjustments.” The Financing and Other Adjustments are described further in the notes to the unaudited pro forma condensed combined financial information.

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NOCOPI TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF MARCH 31, 2026

	Nocopi Technologies, Inc.	Polymeric U.S., Inc	Transaction Accounting Adjustments		Financing and Other Adjustments		Pro Forma Combined
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$11,913,000	$892,955	$(2,642,955)	a,c	$299,000	f	$10,462,000
Subscription receivable	—	—	—		101,000	f	101,000
Accounts receivable, net	1,132,000	490,754	—		—		1,622,754
Inventory, net	404,100	1,421,011	—		—		1,825,111
Prepaid expenses and other curent assets	86,800	175,623	—		—		262,423
Refundable income taxes	—	29,086	(29,086)	c	—		—

Total Current Assets	13,535,900	3,009,429	(2,672,041)		400,000		14,273,288

OTHER ASSETS:
Property and equipment, net	21,200	61,096	—		—		82,296
Goodwill	—	—	480,434	b	—		480,434
Intangible assets, net	—	153,904	140,263	b	—		294,167
Long-term receivables	639,600	—	—		—		639,600
Operating lease right of use assets	142,300	139,517	339,712	e	—		621,529

Total Assets	$14,339,000	$3,363,946	$(1,711,632)		$400,000		$16,391,314

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable	$33,500	$160,487	$—		$—		$193,987
Accrued expenses and other liabilities	114,200	56,568	—		—		170,768
Stock compensation payable	48,300	—	—		—		48,300
Purchase consideration payable – holdback, current	—	—	100,000	a	—		100,000
Current maturities of long-term debt	—	31,001	—		—		31,001
Operating lease liability – current	82,200	137,441	28,960	e	—		248,601

Total Current Liabilities	278,200	385,497	128,960		—		792,657

LONG-TERM LIABILITIES:
Accrued expenses, non-current	44,700	—	—		—		44,700
Long-term debt, less current maturities	—	25,029	—		—		25,029
Purchase consideration payable – holdback, long-term	—	—	50,000	a	—		50,000
Operating lease liability – non-current	67,100	2,076	310,752	e	—		379,928

Total Liabilities	390,000	412,602	489,712		—		1,292,314

STOCKHOLDERS' EQUITY:

Common stock	111,000	12	4,988	a,d	2,667		118,667
Additional paid-in capital	26,103,700	5,701,841	(4,956,841)	a,d	397,333		27,246,033
Accumulated deficit	(12,265,700)	(2,750,509)	2,750,509	d			(12,265,700)

Total stockholders' equity	13,949,000	2,951,344	(2,201,344)		400,000		15,099,000

Total Liabilities and Stockholders' Equity	$14,339,000	$3,363,946	$(1,711,632)		$400,000		$16,391,314

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NOCOPI TECHNOLOGIES, INC.

UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

AS OF MARCH 31, 2026

	For the Three Months Ended			For the Year Ended
	March 31, 2026			December 31, 2025

	Nocopi Technologies, Inc.	Polymeric U.S., Inc	Pro Forma Combined	Nocopi Technologies, Inc.	Polymeric U.S., Inc	Pro Forma Combined

Total revenues	$389,700	$1,307,472	$1,697,172	$1,493,800	$5,323,161	$6,816,961

Cost of revenues	199,100	824,494	1,023,594	680,400	3,716,816	4,397,216

Gross profit	190,600	482,978	673,578	813,400	1,606,345	2,419,745

Operating Expenses:
Research and development	55,800	—	55,800	179,900	—	179,900
Sales and marketing expenses	74,500	23,188	97,688	282,600	194,516	477,116
General and administrative expenses	221,800	315,467	537,267	952,300	1,584,185	2,536,485

Total Operating Expenses	352,100	338,655	690,755	1,414,800	1,778,701	3,193,501

Net Income (Loss) from Operations	(161,500)	144,323	(17,177)	(601,400)	(172,356)	(773,756)

Other Income (Expense):
Interest income	105,200	3,855	109,055	470,600	11,292	481,892
Other expense	—	(1,009)	(1,009)		1,797	1,797
Interest expense and bank charges	(6,000)	(1,290)	(7,290)	(24,100)	(258,368)	(282,468)

Total Other Income (Expense), net	99,200	1,556	100,756	446,500	(245,279)	201,221

Income (Loss) before provision for income taxes	(62,300)	145,879	83,579	(154,900)	(417,635)	(572,535)

Provision for income taxes	—	—	—	—	(13,479)	(13,479)

Net income (loss)	$(62,300)	$145,879	$83,579	$(154,900)	$(431,114)	$(586,014)

Net income (loss) per common share - basic and diluted
Basic and Diluted	$(0.01)		$0.01	$(0.01)		$(0.05)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted (g)	11,057,345		11,557,345	10,800,154		11,300,154

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NOCOPI TECHNOLOGIES, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

March 31, 2026

Note 1: Basis of Presentation

On May 18, 2026, Nocopi Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Polymeric U.S., Inc. (“Polymeric” or the “Seller”), a Missouri corporation, and Savara Capital, a Mauritius limited company, and the sole shareholder of the Seller (the “Owner”). Pursuant to the Asset Purchase Agreement, the Company acquired (the “Acquisition”) substantially all the assets of Polymeric for an aggregate consideration paid of $2,650,000, which consisted of (a) $1,900,000 in cash, subject to customary working capital adjustments and other reductions described below, (b) the assumption by the Company of certain specified liabilities of the Seller and (c) the issuance by the Company of 500,000 shares of Common Stock to the Seller. On the Closing Date, the Company delivered to the Seller $1,750,000, which represents the Cash Consideration portion of the Purchase Price, less the Holdback Amount of $150,000.

The Holdback Amount is being retained by the Company with respect to the post-closing working capital adjustment and the indemnification obligations of the Seller and Owner under the Asset Purchase Agreement, and will be released to the Seller, in each case net of any working capital setoff, encumbered amounts and finally resolved indemnification claims, as follows: (a) up to $50,000 within five business days following the final determination of the post-closing working capital adjustment, (b) up to $50,000 on the 12-month anniversary of the Closing Date and (c) the remaining balance, if any, on the 18-month anniversary of the Closing Date.

The Acquisition was accounted for under the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 805 Business Combinations, with the Company as the acquiring entity. The acquisition method of accounting requires, among other things, that the assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. In addition, the acquisition method of accounting requires that the consideration transferred be measured at current market prices at the date of the acquisition. Accordingly, the assets acquired and liabilities assumed are recorded as of the acquisition date at their respective fair values and added to those of the Company. The financial statements and reported results of operations of the Company issued after completion of the Acquisition will reflect these values. Prior periods will not be retroactively restated to reflect the historical financial position or results of operations of Polymeric.

The Transaction Accounting Adjustments are based on available information and on assumptions that the Company believes are reasonable under the circumstances to reflect, on a pro forma basis, the aggregate impact of the relevant transactions on the historical financial information of the Company. These adjustments are discussed in greater detail in Note 2 below.

The pro forma adjustments reflecting Polymeric under the acquisition method of accounting are based on estimates and assumptions. The pro forma adjustments are included to the extent they are adjustments that reflect the accounting for the transactions in accordance with accounting principles generally accepted in the United States.

The unaudited pro forma condensed combined balance sheets reflect the effects of applying certain preliminary accounting adjustments to the historical results. The final Purchase Price allocation is subject to the final determination of the fair values of acquired assets and assumed liabilities and, therefore, that allocation and the resulting effect on income from operations may differ from the unaudited pro forma amounts included herein.

Assumptions underlying the pro forma adjustments necessary to reasonably present this unaudited pro forma information should be read in conjunction with this unaudited pro forma condensed combined financial information. The pro forma adjustments have been made based on available information and in the opinion of management, are reasonable. The unaudited pro forma condensed combined financial information should not be considered indicative of actual results that would have been achieved had the acquisition occurred on the date indicated and do not purport to indicate results of operations for any future period.

Note 2: Unaudited Pro Forma Condensed Combined Balance Sheets Adjustments

a)	The adjustment reflects the consideration paid pursuant to the Asset Purchase Agreement, which consisted of: (a) $1,750,000, which represents the Cash Consideration portion of the Purchase Price and the Holdback Amount of $150,000 (reflected as Purchase consideration payable – holdback, current of $100,000 and long- term of $50,000), (b) the assumption by the Company of certain specified liabilities of the Seller and (c) the issuance by the Company of 500,000 shares of Common Stock and recorded at fair value amounting to $750,000 or $1.50 per share based on the closing price on the Closing Date.

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NOCOPI TECHNOLOGIES, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

March 31, 2026

b)	The table below provides a summary of the estimated Purchase Price allocation and calculation of goodwill for the Acquisition.

Total consideration	$2,650,000
Recognized amounts of identifiable assets acquired and liabilities assumed:
Identifiable tangible assets acquired	2,148,484
Intangible assets acquired	433,684
Liabilities assumed	(412,602)
Net assets acquired	2,169,566
Goodwill	$480,434

c)	Reflects the elimination of cash and cash equivalents of $892,955 and refundable income tax of $29,086 which are not included as part of the assets acquired by the Company.

d)	Reflects the recapitalization of Polymeric to eliminate its stockholders’ equity.

e)	Reflects the transaction that occurred on May 15, 2026, whereby Polymeric entered into an amendment agreement to extend the lease term of a certain lease agreement for an additional two-year period which will expire on December 31, 2028. The lease was extended due to the Acquisition. Consequently, the Company recorded operating lease right of use (“ROU”) assets and total ROU lease liabilities of $473,183 based on an incremental borrowing rate of 6.5%.

Reflects the elimination of Polymeric’s historical operating lease ROU assets and operating lease liabilities as of March 31, 2026 and record the effect of the extended lease that occurred on May 15, 2026 as follows:

Eliminate historical operating lease ROU assets	$(133,471)
Record pro forma operating lease ROU assets	473,183
Total adjustments to operating lease ROU assets	$339,712

Eliminate historical operating lease liability - current	$(131,396)
Record pro forma operating lease liability - current	160,355
Total adjustments to operating lease liability - current	$28,960

Eliminate historical operating lease liability – non-current	$(2,076)
Record pro forma operating lease liability – non-current	312,828
Total adjustments to operating lease liability – non-current	$310,752

f)	Reflects the transaction, shown in a separate column as Financing and Other Adjustments, that occurred on May 18, 2026, whereby the Company entered into Stock Purchase Agreements with the Investors. The Stock Purchase Agreements provide for the private issuance to the Investors of an aggregate of 266,668 shares of Common Stock at a purchase price of $1.50 per share. To date, the Company received gross proceeds of $299,000 and recorded a subscription receivable of $101,000 in connection with the Private Placement.

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NOCOPI TECHNOLOGIES, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

March 31, 2026

Note 3: Unaudited Pro Forma Condensed Combined Statements of Operations Adjustments

g)	The following table sets forth a reconciliation of the denominators used to compute pro forma basic and diluted loss per share reflecting the issuance by the Company of 500,000 shares of Common Stock pursuant to Asset Purchase Agreement.

	For the Three Months Ended March 31,2026	For the Three Months Ended December 31, 2025
Pro forma basic and diluted loss per share:
Denominator
Weighted-average shares of common stock outstanding - basic and diluted	11,057,345	10,800,154
Common stock issued pursuant to the acquisition	500,000	500,000
Pro forma weighted-average shares of common stock outstanding - basic and diluted	11,557,345	11,300,154

Pro forma basic and diluted loss per share	$0.01	$(0.05)

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